UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report June 1, 2005
                  Date of earliest event reported June 1, 2005


                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission file no. 1-9659


        Delaware                                          95-4119509
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)

        One Marcus Square
        1618 Main Street
         Dallas, Texas                                       75201
(Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911
       ------------------------------------------------------------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        REGULATION FD DISCLOSURE.


The following information is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On June 1, 2005, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the four weeks ended May 28, 2005. A copy of the press release is furnished as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE NEIMAN MARCUS GROUP, INC.


Date:  June 1, 2005                By: /s/ T. Dale Stapleton
                                       -------------------------------------
                                           T. Dale Stapleton Vice
                                           President and Controller
                                          (principal accounting officer
                                           of the registrant)